Fair Value Measurement	12 Months Ended
Mar. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
7. Fair Value Measurement

The Company complies with FASB ASC 820, Fair Value Measurements, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The following tables present information about the Company’s assets that are measured at fair value on a recurring basis as of March 31, 2014, and indicate the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability:

Fair Value of Financial Assets as of March 31, 2013

Description	Balances, at March 31, 2014	Quoted Prices in Active Markets (level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account	$46,000,000	$46,000,000	-	-
Liabilities:
Warrant liability	$8,112,475	$8,112,475	-	-
Total	$37,887,525	$37,887,525	-	-

The fair values of the Company’s investments held in the Trust Account are determined through market, observable and corroborated sources. Under the terms of the trust there was an decrease in fair value of $13,666 as of March 31,2014.